
Regular Distribution Date:                             YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------

A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1.  Aggregate Pool Balance as of the beginning of the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . .       515,466,973.49

2.  Aggregate amount of Collections during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        69,367,685.92

    a) Collections other than finance charges, cash Adjustment Payments
       and cash Transferor Deposit . . . . . . . . . . . . . . . . . . . . . . . .        67,422,016.85

    b) Finance Charge collections. . . . . . . . . . . . . . . . . . . . . . . . .        1,945,669.07

    c) Cash Adjustment Payments. . . . . . . . . . . . . . . . . . . . . . . . . .            0.00

    d) Cash Transferor Deposit Amounts . . . . . . . . . . . . . . . . . . . . . .            0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . .          10,500.98

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,898,332.07

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00

6.  Aggregate amount of additional Receivables during
    the Preceding Collection period. . . . . . . . . . . . . . . . . . . . . . . .        91,120,133.96

7.  Aggregate Pool Balance as of the end of the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       535,256,257.55

8.  The aggregate Trust Principal Component as of the beginning of the
    preceding Collection Period was  . . . . . . . . . . . . . . . . . . . . . . .       507,734,968.89

9.  The aggregate amount of Principal Collections during the
    preceding Collection Period was. . . . . . . . . . . . . . . . . . . . . . . .        61,635,681.32

10. The aggregate amount of Defaulted Receivables during the preceding
    Collection Period was. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,343.47

11. The aggregate Trust Principal Component as of the end of the
    preceding Collection Period was *. . . . . . . . . . . . . . . . . . . . . . .       527,227,413.69

12. The aggregate amount of Yield Collections during the preceding
    Collection Period was. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,732,004.60

13. The Discount Factor during the preceding Collection Period was . . . . . . . .             1.50%

14. The Monthly Payment Rate during the preceding Collection Period was  . . . . .            13.46%

15. Defaulted Receivables ( [ charged-off receivables less recoveries ] x
    [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the beginning
    of the preceding Collection Period, were . . . . . . . . . . . . . . . . . . .             0.02%

16. Finance Charge collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
    beginning of the preceding Collection Period, were . . . . . . . . . . . . . .             4.53%


"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT


                                                                              Series            Series
                                                                              1994-1            1995-1              Aggregate
                                                                              ------            ------              ---------
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

   a)  Class A Invested Amount . . . . . . . . . . . . . . . . . . . .    150,000,000.00     100,000,000.00       250,000,000.00

   b)  Less Class A Principal Funding Account. . . . . . . . . . . . .         0.00                0.00                0.00

   c)  Equals Class A Adjusted Invested Amount . . . . . . . . . . . .    150,000,000.00     100,000,000.00       250,000,000.00

   d)  Class B Invested Amount . . . . . . . . . . . . . . . . . . . .     32,926,829.27      21,951,219.51        54,878,048.78

   e)  Aggregate Invested Amount . . . . . . . . . . . . . . . . . . .    182,926,829.27     121,951,219.51       304,878,048.78

   f)  Class A Pool Factor . . . . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000

   g)  Class B Pool Factor . . . . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000


2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

   a)  Class A Invested Amount . . . . . . . . . . . . . . . . . . . .    150,000,000.00     100,000,000.00       250,000,000.00

   b)  Less Class A Principal Funding Account. . . . . . . . . . . . .         0.00                0.00                0.00

   c)  Equals Class A Adjusted Invested Amount . . . . . . . . . . . .    150,000,000.00     100,000,000.00       250,000,000.00

   d)  Class B Invested Amount . . . . . . . . . . . . . . . . . . . .     32,926,829.27      21,951,219.51        54,878,048.78

   e)  Invested Amount . . . . . . . . . . . . . . . . . . . . . . . .    182,926,829.27     121,951,219.51       304,878,048.78

   f)  Class A Pool Factor . . . . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000

   g)  Class B Pool Factor . . . . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000



                                                                                                 % Trust
                                                                                                Principal
                                                                            Amount              Component
                                                                            ------              ---------
3. Transferor Interest as of the beginning of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . .    202,856,920.11          39.95%

   a) Special Funding Account as of the beginning of the preceding
      Collection Period. . . . . . . . . . . . . . . . . . . . . . . .         0.00               0.00%

4. Available Subordinated Amount as of the beginning of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . .         0.00               0.00%




"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------



B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
   TRANSFEROR AMOUNT, CONT...

                                                                                               % Trust
                                                                                              Principal
                                                                             Amount           Component
                                                                             ------           ---------
5. Transferor Interest as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . .    222,349,364.91        42.17%

    a) Special Funding Account as of the end of the preceding
       Collection Period. . . . . . . . . . . . . . . . . . . . . . .          0.00              0.00%


6. Available Subordinated Amount as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . .         0.00              0.00%

7. Minimum Transferor Percentage (net of Available Subordinated Amount)
   as of the end of the preceding Collection Period. . . . . . . . . .     63,267,289.64        12.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . . .        36.03%
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . . .        24.02%
                                                                              ------
Aggregate Investor Percentage. . . . . . . . . . . . . . . . . . . . .        60.05%
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . . .        39.95%


2. Fixed Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . . .          NA
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . . .          NA
                                                                                --
Aggregate Investor Percentage. . . . . . . . . . . . . . . . . . . . .          NA
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . . .          NA


3. Allocation of Yield Collections

Yield Collections allocable to Series 1994-1 . . . . . . . . . . . . .     2,785,687.76
Yield Collections allocable to Series 1995-1 . . . . . . . . . . . . .     1,857,125.17
                                                                           -----------
Aggregate Investor Yield Collections . . . . . . . . . . . . . . . . .     4,642,812.93
Yield Collections allocable to the Transferor. . . . . . . . . . . . .     3,089,191.68


4. Allocation of Special Funding Account Income
   (allocated and distributed to the Transferor during the Revolving
    Period)

Special Funding Account Income allocable to Series 1994-1. . . . . . .         0.00
Special Funding Account Income allocable to Series 1995-1. . . . . . .         0.00
                                                                               ----
Aggregate Investor Special Funding Account Income. . . . . . . . . . .         0.00
Special Funding Account Income allocable to the Transferor . . . . . .         0.00


"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------

5. Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default Amount). . . . .       3,726.55
Defaults allocable to Series 1995-1 (Investor Default Amount). . . . .       2,484.36
                                                                             ---------
Aggregate Investor Default Amount. . . . . . . . . . . . . . . . . . .       6,210.91
Defaults allocable to the Transferor . . . . . . . . . . . . . . . . .       4,132.56


6. Allocation of Principal Collections

Principal Collections allocable to Series 1994-1 . . . . . . . . . . .    22,206,112.33
Principal Collections allocable to Series 1995-1 . . . . . . . . . . .    14,804,074.89
                                                                          -------------
Aggregate Investor Principal Collections . . . . . . . . . . . . . . .    37,010,187.22
Principal Collections allocable to the Transferor. . . . . . . . . . .    24,625,494.10


7. Allocation of Collection Account Income (allocated and distributed to Series 1994-1 and Series 1995-1 during an Early
   Amortization Period)

Collection Account Income allocable to Series 1994-1 . . . . . . . . .         0.00
Collection Account Income allocable to Series 1995-1 . . . . . . . . .         0.00
                                                                               ----
Aggregate Investor Collection Account Income . . . . . . . . . . . . .         0.00
Collection Account Income allocable to the Transferor. . . . . . . . .        757.56



D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                                                               Series 1994-1     Series 1995-1      Aggregate
                                                                               -------------     -------------      ---------

1. Yield Collections (including "finance charges") allocable to Series 1994-1
    and 1995-1 during the preceding Collection Period were . . . . . . . . .   2,785,687.76       1,857,125.17    4,642,812.93

2. Principal Funding Account investment income during the preceding
    Collection Period was. . . . . . . . . . . . . . . . . . . . . . . . . .       0.00               0.00            0.00

3. Special Funding Account investment income allocable to Series 1994-1
    and Series 1995-1 during the preceding Collection Period were. . . . . .       0.00               0.00            0.00

4. Collection Account investment income allocable to Series 1994-1
    and Series 1995-1 during the preceding Collection Period were. . . . . .       0.00               0.00            0.00

5. Total Yield Funds allocable to Series 1994-1 and Series 1995-1 during
     the preceding Collection Period were. . . . . . . . . . . . . . . . . .   2,785,687.76       1,857,125.17    4,642,812.93

   a. Total Yield Funds allocable to Series 1994-1 and Series 1995-1 as an annual percentage of the Series 1994-1 Invested Amount as of the
         beginning of the preceding Collection Period were . . . . . . . . .      18.27%             18.27%


"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------


E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS AND
   INVESTMENT INCOME ALLOCABLE TO SERIES 1994-1 AND 1995-1

                                                                          Series 1994-1       Series 1995-1        Aggregate
                                                                          -------------       -------------        ---------

1. Total Yield Funds allocable to Series 1994-1and Series 1995-1 . . .     2,785,687.76        1,857,125.17        4,642,812.93

2. Less Class A Monthly Interest paid. . . . . . . . . . . . . . . . .      781,250.00          516,666.67         1,297,916.67

3. Less Class A Past Due Monthly Interest paid . . . . . . . . . . . .         0.00                0.00                0.00

4. Less Class B Monthly Interest paid. . . . . . . . . . . . . . . . .      176,981.71          117,987.80          294,969.51

5. Less Class B Past Due Monthly Interest paid . . . . . . . . . . . .         0.00                0.00                0.00

6. Less Monthly Servicing Fee paid . . . . . . . . . . . . . . . . . .      304,878.05          203,252.03          508,130.08

7. Less Past Due Monthly Servicing Fee paid. . . . . . . . . . . . . .         0.00                0.00                0.00

8. Less Reimbursement of previously unreimbursed Class A Charge-Offs .         0.00                0.00                0.00
    (distributed as Excess Principal during the Revolving Period)

9. Plus Reallocated Transferor Principal . . . . . . . . . . . . . . .         0.00                0.00                0.00

10. Less Investor Default Amount . . . . . . . . . . . . . . . . . . .       3,726.55            2,484.36            6,210.91
     (Excess Principal during the Revolving Period)

11. Less Interest on previously unreimbursed Class B Charge-Offs . . .         0.00                0.00                0.00

12. Less Reimbursement of previously unreimbursed Class B Charge-Offs.         0.00                0.00                0.00
     (Excess Principal during the Revolving Period)

13. Equals Remaining Yield Funds allocable to Series 1994-1 and
      Series 1995-1. . . . . . . . . . . . . . . . . . . . . . . . . .     1,518,851.45        1,016,734.30        2,535,585.76



F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1994-1 and Series 1995-1


                                                                         Series 1994-1       Series 1995-1       Aggregate
                                                                         -------------       -------------       ---------

1. Class A Monthly Interest shortfall during the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

2. Class B Monthly Interest shortfall during the preceding Collection
     Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

3. Monthly Servicing Fee shortfall during the preceding Collection
     Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

4. Class A Investor Charge-Offs during the preceding Collection Period         0.00                0.00                0.00

5. Class B Investor Charge-Offs during the preceding Collection Period         0.00                0.00                0.00

6. Cumulative Unreimbursed Class A Investor Charge-Offs. . . . . . . .         0.00                0.00                0.00

7. Cumulative Unreimbursed Class B Investor Charge-Offs. . . . . . . .         0.00                0.00                0.00

8. Cumulative Reallocated Transferor Principal . . . . . . . . . . . .         0.00                0.00                0.00


"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------


G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                                           Series 1994-1       Series 1995-1        Aggregate
                                                                           -------------       -------------        ---------

1. Available Principal Funds (funds on deposit in the Collection
       Account for principal distribution)

  a)   Remaining Yield Funds allocable to Series 1994-1 and Series
         1995-1. . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00
       (distributed to Transferor during Revolving Period)

  b)   Principal Collections allocable to Series 1994-1and Series
         1995-1. . . . . . . . . . . . . . . . . . . . . . . . . . . .    22,206,112.33       14,804,074.89       37,010,187.22

  c)   Investor Defaults . . . . . . . . . . . . . . . . . . . . . . .       3,726.55            2,484.36            6,210.91

  d)   Reallocated Transferor Principal. . . . . . . . . . . . . . . .         0.00                0.00                0.00

  e)   Principal Collections allocable to the Transferor . . . . . . .    14,775,296.46        9,850,197.64       24,625,494.10

  f)   Balance of Special Funding Account (Undistributed Principal
         Collections). . . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00
       (retained in Collection Account during the Revolving Period)

  g)   Total Available Principal Funds . . . . . . . . . . . . . . . .    36,985,135.34       24,656,756.89       61,641,892.23


2. Total Principal Paid to Class A . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

     a)  Class A Monthly Principal . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

     b)  Remaining Available Principal Funds . . . . . . . . . . . . .         0.00                0.00                0.00


3. Class B Monthly Principal . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

4. Excess Principal Collections. . . . . . . . . . . . . . . . . . . .    36,985,135.34       24,656,756.89       61,641,892.23
   (distributed to Transferor)



H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

                                                                        Series 1994-1        Series 1995-1        Aggregate
                                                                        -------------        -------------        ---------


1.   Principal Funding Account amount as of the beginning of the
       preceding Collection Period . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

2.   Plus Class A principal deposits made during the preceding
       Collection Period . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

3.   Less principal withdrawals made during the preceding Collection
       Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

4.   Principal Funding Account amount as of the end of the
       preceding Collection Period . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

5.   Principal Funding Account investment income during the preceding
       Collection Period . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00

6.   Principal Funding Account investment rate during the preceding
      Collection Period. . . . . . . . . . . . . . . . . . . . . . . .         0.00%               0.00%



"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------

I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

                                                                           Series 1994-1       Series 1995-1         Aggregate
                                                                           -------------       -------------         ---------

Transferor Subordination Event?. . . . . . . . . . . . . . . . . . . .          NO                  NO

Required Transferor Subordination Amount . . . . . . . . . . . . . . .         0.00                0.00                0.00

Required Transferor Subordination Amount
(% Class A Adjusted Invested Amount) . . . . . . . . . . . . . . . . .         0.00%               0.00%

Available Subordinated Amount as of the end of the preceding
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . .         0.00                0.00                0.00



TRANSFEROR SUBORDINATION EVENT TRIGGERS                                     Trigger             Actual           Subord. Event?
                                                                            Level                Level              (1=yes)
                                                                            -----                -----              -------


1. Minimum November through April Monthly Payment Rate (3-mo moving avg)    10.00%              16.27%                 0

2. Minimum May through October Monthly Payment Rate (3-mo moving avg)       13.00%              16.27%                 0

3. Maximum All-Terrain Vehicles (as % of Pool Balance) . . . . . . . . .    33.33%              19.27%                 0

4. Maximum other than motorcycles, scooters, water vehicles,
   all-terain vehicles, outboard and snow mobiles (as % of Pool Balance)    10.00%               1.22%                 0

5  Maximum Dealer holdbacks on non-sold products plus Sales
    Program Discounts. . . . . . . . . . . . . . . . . . . . . . . . . .     5.00%               0.05%                 0

6. Maximum Fiscal Year New Accounts as a % of Beginning Fiscal
     Year Total Accounts . . . . . . . . . . . . . . . . . . . . . . . .     8.00%               6.46%                 0

7. Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal
    Quarter Total Accounts . . . . . . . . . . . . . . . . . . . . . . .     5.00%               1.03%                 0

8. Maximum Defaulted Receivables minus Recoveries plus
    Repossessions (as an Annual % of Pool Balance)
    (3-month moving average)                                                 7.50%               0.72%                 0


"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS


Series 1994-1 Early Amortization Event ? . . . . . . . . . . . . . . .                              NO
Series 1995-1 Early Amortization Event ? . . . . . . . . . . . . . . .                              NO



                                                                                                 Series              Series
Early Amortization Event Triggers                                            Trigger             1994-1              1995-1
                                                                             -------             ------              ------

1. a. Min Class B Invested Amt as a % of Class A Inv Amt
      (Series 1994-1). . . . . . . . . . . . . . . . . . . . . . . . .        17.00%             21.95%                 NA
   b. Min Class B Invested Amt as a % of Class A & B Inv Amt
      (Series 1995-1). . . . . . . . . . . . . . . . . . . . . . . . .        17.50%               NA                 18.00%

2. Max consecutive months that Special Funding Account may exceed $0 .          12

3. Minimum Transferor Interest ( ** note ** below) . . . . . . . . . .        10.00%             36.64%               36.64%

4. Minimum Transferor Interest (** note ** below]  if finance charge yield (expressed as an annual percentage of the Pool
    Balance) is less than 6% . . . . . . . . . . . . . . . . . . . . .        12.00%             36.64%               36.64%

5. Minimum November through April Monthly Payment Rate
   (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . . . . .         8.00%             16.27%               16.27%

6. Minimum May through October Monthly Payment Rate
   (3-mo moving avg)                                                          11.00%             16.27%               16.27%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions
   (as an annual % of Pool Balance) (3-mo moving avg). . . . . . . . .        10.00%              0.72%                0.72%

8. Class B Invested Amount is less than Initial Class B Invested Amount
   for three consecutive periods . . . . . . . . . . . . . . . . . . .                         32,926,829           21,951,220


------------------------------------------------------------------------------


    ** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1.




    Is the short term rating of DFS P-1? . . . . . . . . . . . . . . . . . . .                NO
    Balance of 10-day Overdrafts as of the end of the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            29,621,396

    Transferor Interest as of the end of the preceding Collection Period . . .           222,349,365
    Principal Component of 10-Day Draft balance  as of the end of the
    preceeding Coll. Period. . . . . . . . . . . . . . . . . . . . . . . . . .            29,177,075
                                                                                          ----------
    Adjusted Transferor Interest . . . . . . . . . . . . . . . . . . . . . . .           193,172,290


"Regular" Distribution Date:                           YAMAHA MOTOR MASTER TRUST                         Colection Period Ending:
  15-Mar-98                                    6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                    28-Feb-98
----------------------------------------------------------------------------------------------------------------------------------


K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1.  Servicer Cash Collateral Account balance as of the beginning of the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . .    1,297,916.67

2.  Servicer Cash Collateral Account balance as of the end of the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . .    1,297,916.67

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . .      5,943.43

4.  Investment Income on the Servicer Cash Collateral Account during the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . .      5,943.43














                                           NAME:     /s/ Kevin Fujimoto
                                                  ----------------------------
                                           TITLE:    Treasurer
                                                  ----------------------------

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